UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 10, 2017

Date of report (date of earliest event reported)

Raymond James Financial, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-9109	59-1517485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Zip Code)

(727) 567-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 10, 2017, Raymond James Financial, Inc. (the “Company”) closed the public underwritten offering (the “Offering”) of $500,000,000 aggregate principal amount of the Company’s 4.950% Senior Notes due 2046 (the “Notes”), pursuant to the Underwriting Agreement, dated May 5, 2017, by and among the Company and the several underwriters named therein. The offering was a reopening of the series. The Notes have been consolidated, formed a single series, and are fully fungible with the Company’s $300,000,000 aggregate principal amount of 4.950% senior notes issued on July 12, 2016.

The Notes were issued pursuant to the Indenture, dated as of August 10, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Sixth (Reopening) Supplemental Indenture, dated as of May 10, 2017, between the Company and the Trustee, regarding the Notes (the “Sixth (Reopening) Supplemental Indenture”). The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-204400).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, the Sixth (Reopening) Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, and each is incorporated herein by reference. The foregoing description of the Notes and other documents relating to the Offering does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

On May 5, 2017, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On May 5, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. On May 10, 2017, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated May 5, 2017, by and among Raymond James Financial, Inc. and the several underwriters named therein.

Exhibit 4.1	Sixth (Reopening) Supplemental Indenture, dated as of May 10, 2017, between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.3	Specimen 4.950% Senior Note due 2046.

Exhibit 5.1	Opinion of Michael R. Alford, Esq.

Exhibit 5.2	Opinion of Morrison & Foerster LLP.

Exhibit 23.1	Consent of Michael R. Alford, Esq. (included in Exhibit 5.1).

Exhibit 23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2).

Exhibit 99.1	Press release dated May 5, 2017 issued by Raymond James Financial, Inc.

Exhibit 99.2	Press release dated May 5, 2017 issued by Raymond James Financial, Inc.

Exhibit 99.3	Press release dated May 10, 2017 issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: May 10, 2017	By:	/s/ Jeffrey P. Julien
	Name:	Jeffrey P. Julien
	Title:	Executive Vice President, Finance,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 5, 2017, by and among Raymond James Financial, Inc. and the several underwriters named therein.

Exhibit 4.1	Sixth (Reopening) Supplemental Indenture, dated as of May 10, 2017, between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.3	Specimen 4.950% Senior Note due 2046.

Exhibit 5.1	Opinion of Michael R. Alford, Esq.

Exhibit 5.2	Opinion of Morrison & Foerster LLP.

Exhibit 23.1	Consent of Michael R. Alford, Esq. (included in Exhibit 5.1).

Exhibit 23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2).

Exhibit 99.1	Press release dated May 5, 2017 issued by Raymond James Financial, Inc.

Exhibit 99.2	Press release dated May 5, 2017 issued by Raymond James Financial, Inc.

Exhibit 99.3	Press release dated May 10, 2017 issued by Raymond James Financial, Inc.